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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             ___________________

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): August 4, 2005

                       FARMSTEAD TELEPHONE GROUP, INC.
           (Exact name of registrant as specified in its charter)


          Delaware                     0-15938               06-1205743
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)


22 Prestige Park Circle, East Hartford, CT                   06108-3728
 (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code: (860) 610-6000


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       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      In accordance with SEC Release No. 33-8126, the following information is furnished under Item 2.02, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On August 4, 2005, Farmstead Telephone Group, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9. 01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

      99.1 Press release issued by Farmstead Telephone Group, Inc. dated August 4, 2005.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FARMSTEAD TELEPHONE GROUP, INC.


                                       By: /s/Robert G. LaVigne
                                           ----------------------------
                                           Robert G. LaVigne
                                           Executive Vice President &
                                           Chief Financial Officer


Date: August 4, 2005


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